Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt

As of December 31, 2015 and December 31, 2014, the Company had the following debt amounts outstanding:

(In US$ millions)	December 31, 2015	December 31, 2014
External debt agreements
Amended Senior Secured Credit Facilities	2,894.7	2,881.0
$1,450 Senior Secured Credit Facility	382.6	422.9
$420 West Polaris Facility	315.0	—
Sub-total external debt	3,592.3	3,303.9
Less current portion long term external debt	(105.3)	(76.5)
Long-term external debt	3,487.0	3,227.4

Related party debt agreements
Rig Financing and Loan Agreements
West Vencedor Loan Agreement (previously $1,200 facility)	57.5	78.2
$440 Rig Financing Agreement	139.0	158.8
Sub-total Rig Financing Agreements	196.5	237.0

Other related party debt
$109.5 T-15 vendor financing facility	109.5	109.5
Total related party debt	306.0	346.5
Less current portion of related party debt	(145.8)	(40.4)
Long-term related party debt and related party loan notes	160.2	306.1

Total external and related party debt	3,898.3	3,650.4

The outstanding debt as of December 31, 2015 is repayable as follows:

(In US$ millions)	As at December 31,
2016	251.1
2017	240.8
2018	598.8
2019	29.0
2020	29.0
2021 and thereafter	2,749.6
Total external and related party debt	3,898.3

As discussed in "Note 2 - Accounting policies", the Company has adopted ASU 2015-03, Interest - Imputation of Interest, (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs as of June 30, 2015. As a result, the consolidated balance sheet as of December 31, 2014 has been restated to reflect this change in accounting principle. Details of the debt issuance costs netted against the current and long-term debt for each of the period presented are shown below.

	Outstanding debt as of December 31, 2015
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Current portion of long-term external debt	$105.3	$(11.5)	$93.8
Long-term external debt	3,487.0	(46.6)	3,440.4
Total external debt	$3,592.3	$(58.1)	$3,534.2

	Outstanding debt as of December 31, 2014
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Current portion of long-term external debt	$76.5	$(7.6)	$68.9
Long-term external debt	3,227.4	(70.8)	3,156.6
Total external debt	$3,303.9	$(78.4)	$3,225.5

Amended Senior Secured Credit Facilities
On February 21, 2014, Seadrill Operating LP, Seadrill Capricorn Holdings LLC and Seadrill Partners Finco LLC, which are subsidiaries of the Company (the “Borrowers”), entered into Senior Secured Credit Facilities (the “Senior Secured Credit Facilities”). The Senior Secured Credit Facilities consist of (i) a $100.0 million revolving credit facility (the “revolving facility”) available for borrowing from time to time by any Borrower, and (ii) a $1.8 billion term loan (the “term loan”) which was borrowed by Seadrill Operating LP in full on February 21, 2014. The proceeds from this transaction were used to (a) refinance debt related to the rig facilities for the West Capella, West Aquarius, West Sirius and West Leo , (b) repay in part unsecured loans from Seadrill, (c) add cash to the balance sheet in support of general company purposes and (d) pay all fees and expenses associated therewith.
On June 26, 2014, the Senior Secured Credit Facilities were amended ("Amended Senior Secured Credit Facilities") for the borrowing by Seadrill Operating LP of $1.1 billion of additional term loans in addition to the term loans already outstanding under the Senior Secured Credit Facilities as noted above. The proceeds from the additional $1.1 billion of term loans were used to (a) refinance debt secured by West Auriga of $443 million and West Capricorn of $426.3 million, (b) repay in part certain unsecured loans from Seadrill, (c) add cash to the Company's balance sheet for general company purposes and (d) pay all fees and expenses associated with the Amended Senior Secured Credit Facilities. In June 2015, $50.0 million was drawn from the revolving credit facility to partially finance the acquisition of the entity that owns the West Polaris.
The Amended Senior Secured Credit Facilities are guaranteed on a senior secured basis by the Borrowers and the Borrowers’ subsidiaries that own or charter the West Capella, West Aquarius, West Sirius, West Leo, West Capricorn and West Auriga. The Amended Senior Secured Credit Facilities also are secured by mortgages on the six drilling units, security interests on the earnings, earnings accounts, and insurances owned by the subsidiary guarantors relating to the six drilling units, and pledges of the equity interests of each subsidiary guarantor. As at December 31, 2015, the total net book value of the drilling units pledged as security was $3.8 billion.
Loans under the Amended Senior Secured Credit Facilities will bear interest, at the Company's option, at a rate per annum equal to either the LIBOR Rate (subject to a 1% floor) for interest periods of one, two, three or six months plus the applicable margin or the Base Rate plus the applicable margin. The Base Rate is the highest of (a) the prime rate of interest announced from time to time by the agent bank as its prime lending rate, (b) 0.50% per annum above the Federal Funds rate as in effect from time to time, (c) the Eurodollar Rate for 1-month LIBOR as in effect from time to time plus 1.0% per annum, and (d) for term loans only, 2.0% per annum. The applicable margin is 2.00% for term loans bearing interest at the Base Rate and 3.00% for term loans bearing interest at the Eurodollar Rate. The applicable margin is 1.25% for revolving loans bearing interest at the Base Rate and 2.25% for revolving loans bearing interest at the Eurodollar Rate. In addition, the Company will incur a commitment fee based on the unused portion of the revolving facility of 0.5% per annum.
The term loan matures in February 2021. Amortization payments in the amount of 0.25% of the original term loan amount are required to be paid on the last day of each calendar quarter. The revolving facility matures in February 2019 and does not amortize. The Company is required to make mandatory prepayments of term loans using proceeds from asset sales that are not otherwise utilized for permitted purposes and to make offers to purchase term loans using proceeds of loss events that are not otherwise utilized for permitted purposes.
The Company has entered into interest rate swap transactions to fix 100% of the variable element of the term loan facility at a weighted average fixed rate of 2.49% per annum. A variable rate option included in the swap provides that the counterparty shall pay the greater of 1.00% or 3 Month LIBOR. Thus, where the variable rate is less than 1%, the variable rate payment shall be equal to 1%.
During the year ended December 31, 2015, the Company drew down $50.0 million of the $100.0 million revolving credit facility to finance a portion of the Polaris Acquisition. Refer to Note 3 – Business acquisitions for more information.
As of December 31, 2015, the outstanding balance of the term loan was $2,894.7 million and $50.0 million of the $100 million revolving facility remains undrawn.

$1,450 million Senior Secured Credit Facility
In March 20, 2013 Seadrill entered into a $1,450 million senior secured credit facility with a syndicate of banks and export credit agencies, relating to the West Auriga, the West Vela and one other drilling unit owned by Seadrill. Upon closing of the West Auriga acquisition in March 2014, the entity which owns the West Auriga owed $443 million under the facility. This amount was repaid in June 2014 with proceeds from the Amended Senior Secured Credit Facilities discussed above. Upon closing of the West Vela acquisition in November 2014, the entity that owns the West Vela owed $433 million under the facility. The facility has a final maturity in 2025, with a commercial tranche due for renewal in 2018, and bears interest at a rate equal to LIBOR plus a margin in the range that varies from 1.2% to 3% depending on which of the four loan tranches to which it is applicable. As discussed in the section entitled “Restrictive Covenants and Events of Default” below, the 3% margin, which is applicable to two of the four loan tranches, may be further increased depending on the leverage ratio, by up to 7.5% per annum. The $307.4 portion of the loans that benefits from the guarantee provided by the Norwegian export credit agency also is subject to a guarantee fee of 1.5% plus, as discussed in the section entitled “Restrictive Covenants and Events of Default” below, up to an additional 7.5% per annum depending on the leverage ratio. If the balloon payment of $86 million on the commercial tranche does not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years. Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and the entity that owns the West Vela are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. The total amount owed by all parties under this facility as of December 31, 2015 is $775.6 million. The Company has not recognized any amounts that are related to amounts owed under the facility by other borrowers.  Seadrill has provided an indemnity to the Company for any payments or obligations related to this facility that are not related to the West Vela. As at December 31, 2015, the total net book value of the West Vela pledged as security was $734.8 million. The outstanding balance relating to the West Vela as of December 31, 2015 was $382.6 million.

$420 million West Polaris Facility
On June 19, 2015, in connection with the completion of the Polaris Acquisition, Seadrill Polaris Ltd. as borrower, entered into an amendment and restatement of the $420.0 million term loan facility (the “West Polaris Facility”). The West Polaris Facility is comprised of a $320.0 million term loan facility and a $100.0 million revolving credit facility. The West Polaris Facility matures on January 31, 2018 and bears interest at a rate of LIBOR plus 2.25%. Commitment fees are payable quarterly in arrears on the unused portion of the revolving credit facility at the rate of 0.9% per annum. The term loan of the West Polaris Facility is payable on a monthly basis in equal installments of $3.0 million and a final lump sum payment of $143.0 million upon maturity. Upon closing of the Polaris Acquisition, Seadrill Polaris owed $336.0 million under the West Polaris Facility. Refer to Note 3 - Business Acquisitions. The outstanding balance under the West Polaris Facility as of December 31, 2015 was $315.0 million.

Seadrill and the Company are guarantors of the West Polaris Facility. Security for the West Polaris Facility consists of a first priority perfected pledge by Seadrill Operating of all of its equity interests in Seadrill Polaris, a first priority ship mortgage by Seadrill Polaris over the West Polaris, and first priority perfected security interests granted by Seadrill Polaris in its earnings, earnings accounts and insurances. The net book value of the West Polaris pledged as security as at December 31, 2015 is $571.3 million.

$440 million Rig Financing Loan Agreements

Seadrill financed the construction of the drilling units in the Company’s fleet with borrowings under third party credit facilities. In connection with the Company's IPO and certain subsequent acquisitions from Seadrill, Seadrill amended and restated the various third party credit facilities, or Rig Financing Agreements, to allow for the transfer of the respective drilling units to OPCO and to provide for OPCO and its subsidiaries that, directly or indirectly, own the drilling units to guarantee the obligations under the facilities. In connection therewith, such subsidiaries entered into intercompany loan agreements with Seadrill corresponding to the aggregate principal amount outstanding under the third party credit facilities allocable to the applicable drilling units. During the twelve months ended December 31, 2014, certain Rig Financing Agreements were repaid with the proceeds of the Senior Secured Credit Facilities.   As of December 31, 2015 and 2014, the only remaining Rig Financing Agreement related to the T-15 and T-16 (the” $440 million Rig Financing Agreement”).
In December 2012, Seadrill entered into a $440 million secured term loan facility with a syndicate of banks in part to fund the acquisition of the T-15 and T-16.    The $440 million Rig Financing Agreement is secured by the T-15 and T-16 and one other rig owned by Seadrill. In May 2013, Seadrill entered into an amendment to the $440 million Rig Financing Agreement to allow for the transfer of the T-15 to Seadrill Partners Operating LLC and to add Seadrill Partners Operating LLC as a guarantor under the $440 million Rig Financing Agreement.  In October 2013, Seadrill entered into an amendment to the $440 million Rig Financing Agreement to allow for the transfer of the T-16 to Seadrill Partners Operating LLC. Effective from the respective dates of transfer of the T-15 and the T-16 from Seadrill to Seadrill Partners Operating LLC, the entities that own the T-15 and T-16 entered into intercompany loan agreements with Seadrill in the amount of approximately $100.5 million and 93.1 million, respectively. Pursuant to the intercompany loan agreements, the entities which own the T-15 and T-16 make payments of principal and interest directly to the lenders under the $440 million Rig Financing Agreement, at Seadrill’s direction and on its behalf.  Such payments correspond to payments of principal and interest due under the $440 million Rig Financing Agreement that are allocable to the T-15 and the T-16.  The $440 million Rig Financing Agreement matures in December 2017.
During the twelve months ended December 31, 2014, certain Rig Financing Agreements were repaid by the Company in conjunction with the drawdown of the Senior Secured Credit Facilities as further discussed above. As at December 31, 2015 and 2014, the $440 million Rig Financing Agreements with Seadrill related to the T-15, and T-16 (the “Rig Financing Agreement”).
Under the terms of the external secured credit facility agreements for the T-15 and T-16, certain subsidiaries of Seadrill and the Company are jointly and severally liable for their own debt and obligations under the relevant facility and the debt and obligations of other borrowers who are also party to the $440 million Rig Financing Agreements. These obligations are continuing and extend to amounts payable by any borrower under the relevant agreement. The total amount owed the $440 million Rig Financing Agreement as at December 31, 2015 is $224.3 million ($258.4 million as of December 31, 2014); the Company retains a related party balance as of December 31, 2015 of $139.0 million payable to Seadrill ($158.8 million as of December 31, 2014). The Company has not recognized any amounts that are related to amounts owed by Seadrill subsidiaries. Additionally the Company has received an indemnity from Seadrill for any payments or obligations related to these facilities that are not related to the T-15 and T-16. As at December 31, 2015 the total net book value of the T-15 and T-16 pledged as security was $251.5 million.

West Vencedor Loan Agreement
The senior secured credit facility relating to the West Vencedor was repaid in full by Seadrill in June 2014, and subsequently the related party agreement between the Company's subsidiary, Seadrill Vencedor Ltd., and Seadrill was amended to carry on this facility on the same terms, referred to as the West Vencedor Loan Agreement. The West Vencedor Loan Agreement was scheduled to mature in June 2015 and all outstanding amounts thereunder would be due and payable, including a balloon payment of $69.9 million. On April 14, 2015 the Loan Agreement was amended and the maturity date was extended to June 25, 2018. The West Vencedor Loan Agreement bears a margin of 2.25%, a guarantee fee of 1.4% and a balloon payment of $20.6 million due at maturity in June 2018. As at December 31, 2015 the total net book value of the West Vencedor pledged as security was $178.4 million. The outstanding balance under the West Vencedor Loan Agreement due to Seadrill was $57.5 million as of December 31, 2015 ($78.2 million as of December 31, 2014).

$109.5 million Vendor Financing Loan Agreement
In May 2013, a subsidiary of the Company, Seadrill Partners Operating LLC, borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The facility bears interest of LIBOR plus a margin of 5.0% and is due in May 2016.

Sponsor Revolving Credit Facility
In October 2012, in connection with the closing of the Company's IPO, the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of 5 years and bears interest at a rate of LIBOR plus 5.0% per annum, with an annual 2% commitment fee on the undrawn balance. On March 1, 2014, the revolving credit facility was reduced to $100 million. There were no amounts owed under the facility as of December 31, 2015 and (nil as of December 31, 2014).

Restrictive Covenants
The Company's facilities and related party loan agreements include financial and non-financial covenants applicable to the Company and Seadrill. Financing agreements entered into during the year ended December 31, 2015 and December 31, 2014 are discussed further below. The Company and Seadrill were in compliance with the related covenants as of December 31, 2015.
In addition to the collateral provided to lenders in the form of pledged assets, the Company's and Seadrill’s credit facility agreements generally contain financial covenants, the primary covenants being as follows:

The Amended Senior Secured Credit Facilities
Our subsidiaries that are borrowers or guarantors of the Amended Senior Secured Credit Facilities are subject to certain financial and restrictive covenants contained in our Amended Senior Secured Credit Facilities including the following:

•	Limitations on the incurrence of indebtedness and issuance of preferred equity;

•	Limitations on the incurrence of liens;

•	Limitations on dividends and other restricted payments;

•	Limitations on investments;

•	Limitations on mergers, consolidation and sales of all or substantially all assets;

•	Limitations on asset sales;

•	Limitations on transactions with affiliates;

•	Limitation on business activities to businesses similar to those now being conducted; and

•	Requirement to maintain a senior secured net leverage ratio of no more than 5.5 to 1.0 (5.0 to 1.0 for the fiscal quarter ending March 31, 2015 and thereafter).

In addition, the Amended Senior Secured Credit Facilities contain other customary terms, including the following events of default (subject to customary grace periods), upon the occurrence of which, the loans may be declared (or in some cases automatically become) immediately due and payable:

•	Failure of any borrow of the term loan to pay principal, interest or other amounts owing with respect to the loans under the Amended Senior Secured Credit Facilities;

•	Breach in any material respect of any representation or warranty contained in Amended Senior Secured Credit Facilities documentation;

•	Breach of any covenant contained in Amended Senior Secured Credit Facilities documentation;

•	The occurrence of a payment default under, or acceleration of, any indebtedness aggregating $25 million or more other than the term loan;

•	Failure by our subsidiaries that are borrowers or guarantors of our Amended Senior Secured Credit Facilities to pay or stay any judgment in excess of $25 million;

•
Repudiation by our subsidiaries that are borrowers or guarantors of our Amended Senior Secured Credit Facilities of any guarantee or collateral documents related to the Amended Senior Secured Credit Facilities;

•	Any guarantee related to the Amended Senior Secured Credit Facilities is found to be unenforceable or invalid or is not otherwise effective;

•
Any of our subsidiaries that are borrowers or guarantors of our Amended Senior Secured Credit Facilities file for bankruptcy or become the subject of an involuntary bankruptcy case or other similar proceeding;

•	The equity interests of any of the company, Seadrill Operating LP or Seadrill Capricorn Holdings LLC is pledged to anyone other than the collateral agent for the term loan; and

•	The occurrence of a change of control.

As of December 31, 2015, the Company was in compliance with all covenants under the Amended Senior Secured Credit Facilities.

$440 million Rig Financing Agreements
The $440 million Rig Financing Agreements contain various customary covenants that may limit, among other things, the ability of the borrower to:

•	sell the applicable drilling unit;

•	incur additional indebtedness or guarantee other indebtedness;

•	make investments or acquisitions;

•	pay dividends or make any other distributions if an event of default occurs; or

•	enter into inter-company charter arrangements for the drilling units not contemplated by the applicable Rig Facility.

The $440 million Rig Financing Agreements also contains financial covenants requiring Seadrill to:

•	Aggregated minimum liquidity requirement for Seadrill's consolidated group: to maintain cash and cash equivalents of at least $150 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity to asset ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1, up to the effective date of the amended covenants discussed further below. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

In May 2015, Seadrill Limited executed an amendment to the covenants contained in the $1,450 million facility and the $440 million Rig Financing Agreement. Under the amended terms, the permitted leverage ratio has been amended to the following:

•	6.0:1, from and including the financial quarter starting on July 1, 2015 and including the financial quarter ending on September 30, 2016;

•	5.5:1, from and including the financial quarter starting on October 1, 2016 and including the financial quarter ending December 31, 2016;

•	4.5:1, from and including the financial quarter starting on January 1, 2017 until the final maturity date.

In connection with the amendment, effective from July 1, 2015, an additional margin may be payable on the above mentioned facilities as follows:

•	.125 percent per annum if the leverage ratio is 4.50:1 up to and including 4.99:1;

•	.25 percent per annum if the leverage ratio is 5.00:1 up to and including 5.49:1;

•	.75 percent per annum if the leverage ratio is 5.50:1 up to and including 6.00:1

For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs' previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.
Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.

In addition to financial covenants, our credit facility agreements generally contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business.
The $440 million Rig Financing Agreements also identify various events that may trigger mandatory reduction, prepayment, and cancellation of the facility including, among others, the following:

•	total loss or sale of a drilling unit securing a Rig Financing Agreements;

•	cancellation or termination of any existing charter contract or satisfactory drilling contract; and

•	a change of control.

The $440 million Rig Financing Agreements contain customary events of default, such as failure to repay principal and interest, and other events of defaults, such as:

•	failure to comply with the financial or insurance covenants;

•	cross-default to other indebtedness held by both Seadrill and its subsidiaries and by the Company;

•	failure by Seadrill or by the Company to remain listed on a stock exchange;

•	the occurrence of a material adverse change;

•
revocation, termination, or modification of any authorization, license, consent, permission, or approval as necessary to conduct operations as contemplated by the applicable Rig Financing Agreement ; and

•
the destruction, abandonment, seizure, appropriation or forfeiture of property of the guarantors or Seadrill and its subsidiaries, or the limitation by seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority, of the authority or ability of Seadrill or any subsidiary thereof to conduct its business, which has or reasonably may be expected to have a material adverse effect.

Our $440 million Rig Financing Agreement is secured by:

•	guarantees from rig owning subsidiaries (guarantors),

•	a first priority share pledge over all the shares issued by each of the guarantors,

•
a first priority perfected mortgage in all collateral rigs and any deed of covenant thereto, subject to contractual agreed "quiet enjoyment" undertakings with the end-user of the collateral rigs to be entered into if this is required by the relevant end-user pursuant to the relevant contract,

•	a first priority security interest over each of the rig owners' with respect to all earnings and proceeds of insurance, and

•	a first priority security interest in the earnings accounts.

Our $440 million Rig Financing Agreements also contain, as applicable, loan-to-value clauses, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. The market value of the rigs must be at least 135% of the loan outstanding.

If an event of default exists under any of the $440 million Rig Financing Agreements, the lenders have the ability to accelerate the maturity of the applicable $440 million Rig Financing Agreements and exercise other rights and remedies. In addition, if Seadrill were to default under one of its other financing agreements, it could cause an event of default under each of the Rig Financing Agreements. Further, because the Company's drilling units are pledged as security for Seadrill’s obligations under the Rig Financing Agreements , lenders thereunder could foreclose on the company’s drilling units in the event of a default thereunder. Seadrill’s failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements, which would have a material adverse effect on us.

As of December 31, 2015, the Company was in compliance with the covenants under the $440 million Rig Financing Agreement and Seadrill was in compliance with the covenants with the back-to-back credit facilities related to each of the rigs covered by the $440 million Rig Financing Agreement.

$1,450 million Senior Secured Credit Facility
The above facility contains materially the same covenants as those set out for the Rig Financing Agreements above. In addition to the financial covenants relating to Seadrill Limited, each of the borrowers are required to ensure that the combined Debt Service Cover ratio shall not be less than 1.15:1.
In addition, the combined market values of the West Vela and West Tellus must have a minimum market value of at least 125% of the outstanding loans at any time, rising to 140% from March 31, 2016. If it does not, the Company must prepay a portion of the outstanding borrowings or provide additional collateral to correct the shortfall.
If Seadrill were to default under the facility, or to default under one of its other financing agreements, it could cause an event of default under the facility. Further, because the West Vela is pledged as security under the facility, lenders thereunder could foreclose on the West Vela in the event of a default thereunder. Seadrill’s failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements.
Seadrill and the Company were in compliance with the covenants under the facility as of December 31, 2015.

$420 million West Polaris Facility
The West Polaris Facility contains materially the same covenants as the $440 million Rig Financing Agreement described above. If Seadrill were to breach its financial covenants, or to default under one of its other financing agreements, it could cause an event of default under the facility. Further, because the West Polaris is pledged as security under the facility, lenders thereunder could foreclose on the West Polaris in the event of a default thereunder. Seadrill’s failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements. In addition, the West Polaris must have a minimum market value of at least 125% of the outstanding loans at any time. If it does not, Seadrill Polaris must prepay a portion of the outstanding borrowings or provide additional collateral to correct the shortfall.
Seadrill and the Company were in compliance with the covenants under the facility as of December 31, 2015.

April 2016 Amendments to Senior Secured Credit Facilities
On April 28, 2016, Seadrill executed amendment and waiver agreements in respect of all of its senior secured credit facilities. The key terms and conditions of these agreements that affect the Company's $1,450 million Senior Secured Credit Facility, $440 million Rig Financing Agreement and the West Polaris Facility are as follows:

•	Key amendments and waivers:

◦
Equity ratio: Seadrill is required to maintain a total equity to total assets ratio of at least 30.0%. Prior to the amendment, both total equity and total assets were adjusted for the difference between book and market values of drilling units, as determined by independent broker valuations. The amendment removes the need for the market value adjustment from the calculation of the equity ratio until June 30, 2017.

•
Leverage ratio: Seadrill is required to maintain a ratio of net debt to EBITDA. Prior to the amendment the leverage ratio had to be no greater than 6.0:1, falling to 5.5:1 from October 1, 2016, and falling again to 4.5:1 from January 1, 2017. The amendment retains the ratio at 6.0:1 until December 31, 2016, and then increases to 6.5:1 between January 1, 2017 and June 30, 2017.

•
Minimum-value-clauses: Seadrill’s secured bank credit facilities contain loan-to-value clauses, or minimum-value-clauses (“MVC”), which could require Seadrill to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. Subject to compliance with the terms of the amendment, this covenant has been suspended until June 30, 2017.

•	Minimum Liquidity: Seadrill has previously been required to maintain a minimum of $150 million of liquidity. This has been reset to $250 million until June 30, 2017.

•	Additional undertakings:

◦
Further process: Seadrill has agreed to consultation, information provision and certain processes in respect of further discussions with its lenders under its senior secured credit facilities, including agreements in respect of progress milestones towards the agreement of, and implementation plan in respect of, a comprehensive financing package.

◦
Restrictive undertakings: Seadrill has agreed to additional near-term restrictive undertakings applicable during this process, applicable to Seadrill and its subsidiaries, including (without limitation) limitations in respect of:

▪	incurrence and maintenance of certain indebtedness

▪	dividends, share capital repurchases and total return swaps;

▪	investments in, extensions of credit to or the provision of financial support for non-wholly owned subsidiaries;

▪	investments in, extensions of credit to or the provision of financial support for joint ventures or associated entities;

▪	acquisitions;

▪	dispositions;

▪	prepayment, repayment or repurchase of any debt obligations;

▪	granting security; and

▪	payments in respect of newbuild drilling units,
in each case, subject to limited exceptions.

•	Other changes and provisions:

◦
Undrawn availability: Seadrill has agreed it will not borrow any undrawn commitments under its senior secured credit facilities unless the coordinating committee of lenders has been provided 15 days notice of such borrowing.

◦	Fees: Seadrill has agreed to pay certain fees to its lenders in consideration of these extensions and amendments.

Revolving credit facility
The revolving credit facility contains covenants that require us to, among other things:

•	notify Seadrill of the occurrence of any default or event of default; and

•
provide Seadrill with information in respect of its business and financial status as Seadrill may reasonably require, including, but not limited to, copies of the Company's unaudited quarterly financial statements and its audited annual financial statements.

Events of default under the revolving credit facility include, among others, the following:

•	failure to pay any sum payable under the revolving credit facility when due;

•	breach of certain covenants and obligations of the revolving credit facility;

•	a material inaccuracy of any representation or warranty;

•	default under other indebtedness in excess of $25.0 million;

•	bankruptcy or insolvency events; and

•
commencement of proceedings seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the Company’s assets that results in an entry of an order for any such relief that is not vacated, discharged, stayed or bonded pending appeal within sixty days of the entry thereof.

As of December 31, 2015, the Company was in compliance with all covenants under the revolving credit facility.